CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Marketable securities, fair value		$ 14,296
Accounts receivable, allowance for doubtful accounts	$ 621	$ 621
Ordinary shares, par value	$ 0.000001	$ 0.000001
Ordinary shares, shares authorized	2,000,000,000	2,000,000,000
Ordinary shares, shares issued	413,985,636	427,705,308
Ordinary shares, shares outstanding	413,985,636	427,705,308